UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2012

CATALENT PHARMA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-147871	13-3523163
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of registrant’s principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with Catalent Pharma Solutions, Inc.’s previously announced agreement to acquire Aptuit, LLC’s Clinical Trial Supplies business (the “CTS Business”), on February 14, 2012, Catalent Pharma Solutions, Inc. (the “Company”) will be making a slide presentation to prospective lenders for the purpose of obtaining debt financing pursuant to the accordion feature under the Company’s existing credit facility. Certain slides from the slide presentation are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein. The slides contain statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Lenders’ Presentation Slides dated February 14, 2012, furnished pursuant to Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent Pharma Solutions, Inc.
(Registrant)

By:	/s/ Samrat S. Khichi
Name:	Samrat S. Khichi
Title:	Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Date: February 14, 2012

EXHIBIT LIST

Exhibit No.	Description

99.1	Lenders’ Presentation Slides dated February 14, 2012, furnished pursuant to Item 7.01.

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